EXHIBIT 10.4.6
AMENDED AND RESTATED
CHART INDUSTRIES, INC.
2005 STOCK INCENTIVE PLAN
STOCK AWARD AGREEMENT AND
DEFERRAL ELECTION FORM
(For Non-Employee Directors)
Participant:
Award Period: 20___
     1. Award. In consideration for services as a member of Chart Industries, Inc.’s (the “Company’s”) Board of Directors (the “Board”) in the next fiscal year, the Company hereby agrees to make four installment payments of shares of common stock of the Company (the “Shares”) to the Participant during such fiscal year. Alternatively, the Participant may elect to receive the Shares at the time indicated in the Deferral Election Form below (such date of later delivery of such Shares pursuant to the Deferral Election Form is referred to herein as the “Delivery Date”).
     The Company’s obligation to make any such payments shall be subject to, and on the terms and conditions set forth in, this Stock Award Agreement and Deferral Election Form (this “Agreement”) and the Amended and Restated Chart Industries, Inc. 2005 Stock Incentive Plan (the “Plan”) which, as amended from time to time, is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings attributed to them under the Plan.
     2. Payment of Shares.
     (a) Timing. Except as otherwise provided in a valid and timely submitted Deferral Election Form, an installment payment will be made on the first business day of each quarter (each, a “Grant Date”) in the next fiscal year provided that the Participant continues to serve as a non-employee member of the Board on the applicable Grant Date. If the Participant elects to defer payment of Shares until a later fiscal year, Shares will be credited to a bookkeeping account as deferred shares (“Deferred Shares”, the number of which credited to the bookkeeping account on the Grant Date shall equal the number of Shares then deferred) maintained for the Participant in installments on each Grant Date provided that the Participant continues to serve as a non-employee member of the Board on the applicable Grant Date.
     (b) Amount. An installment payment will consist of a number of Shares with a value of $10,000 on the applicable payment date. The precise number of Shares to which the Participant will be entitled will be determined by reference to the closing price of a common share of the Company on the first business day of the applicable quarter or, if the first business day of the applicable quarter falls on a date on which the Shares are not regularly traded, the closing price on the most recent trading date for such Shares prior to the first business day of the applicable quarter. Any partial Shares shall be rounded down to the next whole Share.
     3. Dividends. Should the Participant elect the deferral of payment of Shares, then this Section 3 shall apply. If on any date while Deferred Shares are held in the bookkeeping account hereunder the Company shall pay any cash dividend on the Shares (with a record date after the Grant Date), the Company shall credit to the Participant’s bookkeeping account and the Participant shall be entitled to receive, on the Delivery Date, a cash payment equal to the product of (a) the number of Deferred Shares held by the Participant as of the related dividend record date, multiplied by (b) the per Share amount of such cash dividend. In the case of any dividend declared on Shares (with a record date after the Date of Grant) that is payable in the form of Shares, the Company shall credit to the Participant’s bookkeeping account and the Participant shall be granted, as of the Delivery Date, a number of additional Deferred Shares (rounded down to the next whole Share) equal to the product of (x) the aggregate number of Deferred Shares that have been held by the Participant through the related dividend record date, multiplied by (y) the number of Shares (including any fraction thereof) payable as a dividend on a Share.
     4. Adjustments Upon Certain Events. The Committee shall make certain substitutions or adjustments to any Deferred Shares subject to this Agreement pursuant to Section 9(a) of the Plan as it deems equitable, but such substitution or adjustment shall not duplicate the value of any benefit the Participant shall be entitled to receive under this Agreement.
     5. No Right to Continued Employment. The award evidenced by this Agreement shall impose no obligation on the Company or any Affiliate to continue the Employment of the Participant and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the Employment of such Participant.
     6. No Voting Rights. The Participant shall not have any voting or similar rights with respect to any Shares or Deferred Shares unless and until Shares have been registered in the Company’s register of shareholders. Without limiting the foregoing, the Participant shall not have any voting or similar rights with respect to any Deferred Shares during any period such shares are subject to a deferral election.
     7. Legend on Certificates. Any Shares issued or transferred to the Participant pursuant to this Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable federal or state laws or relevant securities laws of the jurisdiction of the domicile of the Participant, and the Committee may cause a legend or legends to be put on any certificates representing such Shares to make appropriate reference to such restrictions.
     8. Transferability. Rights hereunder may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance not permitted by this Section 8 shall be void and unenforceable against the Company and any Affiliate.

     9. Notices. Any notice under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the records of the Company or its Affiliates for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.
     10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     11. Shares Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. All Shares are subject to the Plan. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.
     12. Modifications. Notwithstanding any provision of this Agreement to contrary, the Company reserves the right to modify the terms and conditions of this Agreement including, without limitation, the timing or circumstances of the issuance or transfer of Shares to the Participant hereunder, to the extent such modification is determined by the Company to be necessary to comply with applicable law or preserve any intended deferral of income recognition until the issuance or transfer of Shares hereunder.
     13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     14. Compliance with Section 409A of the Code. Notwithstanding any other provisions of this Agreement or the Plan, the Shares shall not be deferred, accelerated, extended, paid out or modified in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon the Participant. In the event it is reasonably determined by the Committee that, as a result of Section 409A of the Code, the transfer of Shares under this Agreement may not be made at the time contemplated hereunder without causing the Participant to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of                      ___, 20___.

PARTICIPANT	CHART INDUSTRIES, INC.

By:

AMENDED AND RESTATED
CHART INDUSTRIES, INC.
2005 STOCK INCENTIVE PLAN
STOCK AWARD AGREEMENT AND
DEFERRAL ELECTION FORM
(For Non-Employee Directors)
     I understand that, as a non-employee director of Chart Industries, Inc. (the “Company”), I will be entitled to four installment payments of shares of common stock of the Company (the “Shares”) in the next fiscal year, to the extent specified in the above Agreement. An installment payment will consist of a number of Shares with a value of $10,000 on the applicable payment date, as specified in the above Agreement.
Normal Time and Form of Payment
     In the absence of a contrary election below, I will receive an installment payment on the first business day of each quarter in the next fiscal year, to the extent specified in the above Agreement.
Complete the election below only if you wish to defer all or a portion of each payment until a date after 2008.
Election to Defer Payment
     I hereby elect to have                     % (enter a whole percentage between 1% and 100%; if less than 100% the number of Shares deferred will be rounded up to the next whole share) of the Shares (and any related dividend equivalents, if any, to the extent specified in Section 3 of the Agreement) paid to me at the following time:
          On [the earli[er][est] of]:
☐	____________ ______, 20___) [[or][,]

☐	The first day of January following my separation from service with the Company’s Board of Directors [or]

☐	The date of the occurrence of a “change in ownership or effective control” (as defined under Section 409A of the Internal Revenue Code) of the Company.
An election to defer payments must be submitted to the Company by the last day of the fiscal year immediately preceding the fiscal year to which the election applies.

Participant:	ACKNOWLEDGED

Print Name:		,
for Chart Industries, Inc.
Date:

AMENDED AND RESTATED
CHART INDUSTRIES, INC.
2005 STOCK INCENTIVE PLAN
STOCK AWARD AGREEMENT AND
DEFERRAL ELECTION FORM
(For Non-Employee Directors)
(Mid-Year Elections)
Participant:
Award Period: 20___
     1. Award. In consideration for services as a member of Chart Industries, Inc.’s (the “Company’s”) Board of Directors (the “Board”) in this fiscal year, the Company hereby agrees to make installment payments of shares of common stock of the Company (the “Shares”) to the Participant during the remainder of the current fiscal year. Alternatively, the Participant may elect, subject to the limitations below, to receive the Shares at the time indicated in the Deferral Election Form below (such date of later delivery of such Shares pursuant to the Deferral Election Form is referred to herein as the “Delivery Date”).
     The Company’s obligation to make any such payments shall be subject to, and on the terms and conditions set forth in, this Stock Award Agreement and Deferral Election Form (this “Agreement”) and the Amended and Restated Chart Industries, Inc. 2005 Stock Incentive Plan (the “Plan”) which, as amended from time to time, is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings attributed to them under the Plan.
     2. Payment of Shares.
     (a) Timing. Generally, unless a Participant elects otherwise in a valid and timely submitted Deferral Election Form, the first installment payment will be made on the earlier of (i) the date of the first meeting of the Board attended by Participant as a non-employee director or (ii) the first business day of the calendar quarter after Participant becomes a non-employee director, with each succeeding installment payment during the current fiscal year made to Participant on the first business day of each remaining quarter (each such payment date, a “Grant Date”) of the current fiscal year, provided that the Participant continues to serve as a non-employee member of the Board on the applicable Grant Date. If the Participant validly elects to defer payment of Shares until a later fiscal year, Shares will be credited to a bookkeeping account as deferred shares (“Deferred Shares”, the number of which credited to the bookkeeping account on the Grant Date shall equal the number of Shares then deferred) maintained for the Participant in installments on each Grant Date provided that the Participant continues to serve as a non-employee member of the Board on the applicable Grant Date.
     (b) Amount. An installment payment will consist of a number of Shares with a value of $10,000 on the applicable payment date. The precise number of Shares to which a Participant will be entitled will be determined by reference to the closing price of a Share on the applicable Grant Date or, if the Grant Date falls on a date on which the Shares are not regularly traded, the closing price on the most recent trading date for such Shares prior to the Grant Date. Any partial Shares shall be rounded down to the next whole Share.
     (c) Mid-Year Elections. Special rules apply if a Participant enters the plan in the middle of a fiscal year. First, the Participant must elect to defer installment payments within 30 days of becoming a director. If no election is made in this time frame, installment payments will be made quarterly in that fiscal year as provided above. The Participant will have another opportunity to defer installment payments for the next fiscal year. Second, a deferral election may only apply to installment payments to be made with respect to calendar quarters beginning after the date of the election.
     For example, suppose a Participant became a director on April 15 and attended a Board meeting on that date. The Participant would have to make a deferral election within 30 days (i.e., before May 15). That election would only become effective for the installment payments otherwise scheduled to be made for the third and fourth calendar quarters. The Participant would receive an installment payment for the second calendar quarter despite the deferral election.
     3. Dividends. Should the Participant validly elect the deferral of payment of Shares, then this Section 3 shall apply. If on any date while Deferred Shares are held in the bookkeeping account hereunder the Company shall pay any cash dividend on the Shares (with a record date after the Grant Date), the Company shall credit to the Participant’s bookkeeping account and the Participant shall be entitled to receive, on the Delivery Date, a cash payment equal to the product of (a) the number of Deferred Shares held by the Participant as of the related dividend record date, multiplied by (b) the per Share amount of such cash dividend. In the case of any dividend declared on Shares (with a record date after the Date of Grant) that is payable in the form of Shares, the Company shall credit to the Participant’s bookkeeping account and the Participant shall be granted, as of the Delivery Date, a number of additional Deferred Shares (rounded down to the next whole Share) equal to the product of (x) the aggregate number of Deferred Shares that have been held by the Participant through the related dividend record date, multiplied by (y) the number of Shares (including any fraction thereof) payable as a dividend on a Share.
     4. Adjustments Upon Certain Events. The Committee shall make certain substitutions or adjustments to any Deferred Shares subject to this Agreement pursuant to Section 9(a) of the Plan as it deems equitable, but such substitution or adjustment shall not duplicate the value of any benefit the Participant shall be entitled to receive under this Agreement.
     5. No Right to Continued Employment. The award evidenced by this Agreement shall impose no obligation on the Company or any Affiliate to continue the Employment of the Participant and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the Employment of such Participant.
     6. No Voting Rights. The Participant shall not have any voting or similar rights with respect to any Shares or Deferred Shares unless and until Shares have been registered in the Company’s register of shareholders. Without limiting the foregoing, the Participant shall not have any voting or similar rights with respect to any Deferred Shares during any period such shares are subject to a deferral election.

     7. Legend on Certificates. Any Shares issued or transferred to the Participant pursuant to this Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable federal or state laws or relevant securities laws of the jurisdiction of the domicile of the Participant, and the Committee may cause a legend or legends to be put on any certificates representing such Shares to make appropriate reference to such restrictions.
     8. Transferability. Rights hereunder may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance not permitted by this Section 8 shall be void and unenforceable against the Company and any Affiliate.
     9. Notices. Any notice under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the records of the Company or its Affiliates for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.
     10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     11. Shares Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. All Shares are subject to the Plan. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.
     12. Modifications. Notwithstanding any provision of this Agreement to contrary, the Company reserves the right to modify the terms and conditions of this Agreement including, without limitation, the timing or circumstances of the issuance or transfer of Shares to the Participant hereunder, to the extent such modification is determined by the Company to be necessary to comply with applicable law or preserve any intended deferral of income recognition until the issuance or transfer of Shares hereunder.
     13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     14. Compliance with Section 409A of the Code. Notwithstanding any other provisions of this Agreement or the Plan, the Shares shall not be deferred, accelerated, extended, paid out or modified in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon the Participant. In the event it is reasonably determined by the Committee that, as a result of Section 409A of the Code, the transfer of Shares under this Agreement may not be made at the time contemplated hereunder without causing the Participant to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

PARTICIPANT	CHART INDUSTRIES, INC.

By:

AMENDED AND RESTATED
CHART INDUSTRIES, INC.
2005 STOCK INCENTIVE PLAN
STOCK AWARD AGREEMENT AND
DEFERRAL ELECTION FORM
(For Non-Employee Directors)
(Mid-Year Elections)
     I understand that, as a non-employee director of Chart Industries, Inc. (the “Company”), I will be entitled to installment payments of shares of common stock of the Company (the “Shares”) in this fiscal year, to the extent and as specified in the above Agreement. An installment payment will consist of a number of Shares with a value of $10,000 on the applicable payment date, as specified in the above Agreement.
Normal Time and Form of Payment
     In the absence of a contrary election below, I will receive an installment payment on the first business day of each quarter remaining in this fiscal year, to the extent specified in the above Agreement.
     Complete the election below only if you wish to defer all or a portion of a payment until a date after 2008.
Election to Defer Payment
     I hereby elect to have ___% (enter a whole percentage between 1% and 100%; if less than 100% the number of Shares deferred will be rounded up to the next whole share) of the Shares (and any related dividend equivalents, if any, to the extent specified in Section 3 of the Agreement) paid to me at the following time:
          On [the earli[er][est] of]:
☐	___, 20___) [[or][,]

☐	The first day of January following my separation from service with the Company’s Board of Directors [or]

☐	The date of the occurrence of a “change in ownership or effective control” (as defined under Section 409A of the Internal Revenue Code) of the Company.
An election to defer payments scheduled to be made in this fiscal year must be submitted to the Company within 30 days of the date a Participant becomes a director.

Participant:	ACKNOWLEDGED

Print Name:		,
for Chart Industries, Inc.
Date: